UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 4, 2024 (February 28, 2024)

Laureate Education, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38002	52-1492296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PMB 1158, 1000 Brickell Avenue, Suite 715

Miami, FL 33131

(Address of principal executive offices, including zip code)

786-209-3368

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.004 per share	LAUR	The NASDAQ Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2024, Laureate Education, Inc. (the “Company”) announced that Richard H. Sinkfield III, Chief Legal Officer and Chief Ethics & Compliance Officer, will leave the Company on or about June 30, 2024. In connection with his departure, on February 28, 2024, the Company and Mr. Sinkfield entered into a mutual separation agreement (the “Separation Agreement”), pursuant to which Mr. Sinkfield will be eligible for separation payments and benefits pursuant to the termination without cause provisions of the previously disclosed Laureate Education, Inc. Severance Policy for Executives. In addition, the Separation Agreement provides that Mr. Sinkfield will be eligible to receive a prorated bonus in respect of fiscal year 2024. The benefits payable under the Separation Agreement are subject to Mr. Sinkfield’s continued employment through June 30, 2024 or such earlier date as may be mutually agreed to between the parties.

The Separation Agreement provides that, in the event both a successor Chief Legal Officer and successor Chief Ethics & Compliance Officer are appointed prior to Mr. Sinkfield’s departure from the Company, Mr. Sinkfield will continue his employment as a senior advisor to the Company until such departure. The Separation Agreement also contains a customary release of claims and certain restrictive covenants in favor of the Company.

Leslie S. Brush will succeed Mr. Sinkfield in the role of Chief Legal Officer effective as of April 1, 2024. Ms. Brush joined the Company in 2019 and currently serves in the position of Deputy General Counsel and Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

By:	/s/ Adam Smith
Name:	Adam Smith
Title:	Senior Vice President, People & Culture

Date: March 4, 2024